SUNAMERICA SERIES TRUST
Supplement to the Prospectus
Dated May 1, 2008
In the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure with respect to Putnam Investment Management, LLC (“Putnam”) for the Emerging Markets Portfolio is amended to delete all references to Avo E. Ora in their entirety.
In the same section, the portfolio management disclosure with respect to Putnam for the International Growth and Income Portfolio is amended to delete all references to Darren Jaroch in their entirety.
In the section titled “MANAGEMENT,” under the heading “Information about the Distributor,” the name of the portfolios’ distributor has changed from AIG SunAmerica Capital Services, Inc. to SunAmerica Capital Services, Inc.
Dated: November 20, 2008

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information
Dated May 1, 2008
The name of the portfolios’ distributor has changed from AIG SunAmerica Capital Services, Inc. to SunAmerica Capital Services, Inc.
Dated: November 20, 2008